UP TO $150,000 **August 31, 2008**

PROMISSORY NOTE EXTENSION AGREEMENT

This Promissory Note Extension Agreement ("Agreement") is entered into by and between **WORDLOGIC CORPORATION**, a Nevada corporation having its offices at 2400 – 650 West Georgia Street, Vancouver, British Columbia, V6B 4N7 (the "Borrower") and **Peter Knaven** of 207 – 274 West 2nd Street, North Vancouver, BC V7M 1C8 (the "Lender") effective as of August 31, 2008.

WITNESSES THAT WHEREAS:

A. Pursuant to a Promissory Note (the "Note") made between WordLogic Corporation and Peter Knaven as of February 1st, 2008, WordLogic Corporation borrowed the principal amount of **one hundred fifty thousand dollars ($150,000)** from Peter Knaven and WordLogic Corporation agreed on paying Peter Knaven one time interest payment of $5,000 dollars; and

B. Pursuant to a Promissory Note Extension Agreement made between WordLogic Corporation and Peter Knaven as of March 1, 2008, parties have agreed to extend the maturity date of the Note from February 29, 2008 to April 30, 2008; and

C. Pursuant to a Promissory Note Extension Agreement made between WordLogic Corporation and Peter Knaven as of April 30, 2008, parties have agreed to extend the maturity date of the Note from April 30, 2008 to June 30, 2008; and

D. Pursuant to a Promissory Note Extension Agreement made between WordLogic Corporation and Peter Knaven as of June 30, 2008, parties have agreed to extend the maturity date of the Note from June 30, 2008 to August 31, 2008; and

E. The Borrower has requested that the Lender extend the maturity date of the Note from August 31, 2008 to November 30, 2008; and

F. The Lender has agreed to extend the maturity date of the Note to November 30, 2008.

NOW THEREFORE for good and valuable considerations paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Maturity Date. WordLogic Corporation and Peter Knaven will extend the maturity date of the Note for two months commencing from August 31, 2008 until November 30, 2008.

IN WITNESS WHEREOF, this Note has been duly executed to be effective as of the **31st day of August, 2008**.

PETER KNAVEN

____

WORDLOGIC CORPORATION
a Nevada Corporation

By:

Name: **Frank Evanshen**
Title: **President**